Exhibit 10.2

Execution Version

FORBEARANCE AND CONDITIONAL WAIVER AGREEMENT

This FORBEARANCE AND CONDITIONAL WAIVER AGREEMENT, dated as of December 20, 2021 (this “Agreement”), is entered into by and among BKRF OCB, LLC, a Delaware limited liability company (the “Borrower”), BKRF OCP, LLC, a Delaware limited liability company (“Holdings”), Bakersfield Renewable Fuels, LLC, a Delaware limited liability company (the “Project Company”), Orion Energy Partners TP Agent, LLC, in its capacity as the administrative agent and collateral agent (in such capacity, the “Administrative Agent”), and the Tranche A Lenders and Tranche B Lenders party hereto, constituting 100% of the Tranche A Lenders and the Tranche B Lenders party to the Credit Agreement (as defined below) (the “Signatory Lenders”).  As used in this Agreement, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement (including, as applicable, in the Sixth Amendment (as defined below)) unless otherwise specified.

WITNESSETH

WHEREAS, the Borrower, Holdings, the Administrative Agent and each Tranche A Lender and Tranche B Lender from time to time party thereto have entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower, Holdings, the Project Company, the Administrative Agent and the Signatory Lenders entered into that certain Amendment No. 6 to Credit Agreement, dated as of the date hereof (the “Sixth Amendment”), to amend certain terms and conditions of the Credit Agreement as expressly set forth in the Sixth Amendment and subject to the terms and conditions thereof (including the conditions to effectiveness set forth therein);

WHEREAS, pursuant to this Agreement, the Borrower has requested that the Administrative Agent and the Lenders forbear from exercising their rights and remedies under the Credit Agreement and the other Financing Documents with respect to all Defaults and Events of Default arising prior to, or based on events occurring prior to, the Sixth Amendment Effective Date (all such currently outstanding Defaults and Events of Default, collectively, the “Forbearance Matters”) for a limited period of time subject to the terms and conditions hereinafter set forth and conditioned upon the strict performance by Borrower of all obligations set forth herein and therein and the Signatory Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth in this Agreement, to forbear from exercising its rights and remedies under the Credit Agreement and the other Financing Documents with respect to the Forbearance Matters for a limited period of time subject to the terms and conditions hereinafter set forth and conditioned upon the strict performance by Borrower of all obligations set forth herein and therein; and

WHEREAS, pursuant to this Agreement, the Borrower has requested a conditional waiver of the Forbearance Matters, and the Signatory Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth in this Agreement, to waive such Forbearance Matters;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Forbearance Provisions; No Waiver of Forbearance Matters.

(a)          During the period commencing on the Sixth Amendment Effective Date and ending on the occurrence of a Termination Event (such period, the “Forbearance Period”), the Administrative Agent and the Lenders hereby agree to forbear from exercising their rights and remedies under the Financing Documents, solely to the extent that such rights and remedies relate to the Forbearance Matters; provided, however:

1

(i)          prior to the occurrence of any Event of Default that first occurs after the Sixth Amendment Effective Date, the Obligations shall continue to bear interest at the regular, non-Post-Default Rate;

(ii)         each Loan Party shall comply with all limitations, restrictions or prohibitions set forth in this Agreement, the Amended Credit Agreement or any of the other Financing Documents during the continuance of any Event of Default; and

(iii)        nothing herein shall restrict, impair or otherwise affect any Lender’s rights and remedies under any agreements containing subordination provisions in favor of the Administrative Agent (including, without limitation, any rights or remedies available to the Administrative Agent as a result of the occurrence or continuation of any Forbearance Matter) or amend or modify any provision thereof.

(b)          A “Termination Event” shall occur upon the earliest to occur of any of the following:

(i)          January 15, 2022; provided that such date shall be extended to January 31, 2022, if on January 15, 2022, Borrower delivers to the Administrative Agent a written confirmation (which may be in the form of electronic email) from ExxonMobil Oil Corporation (“Exxon”) that the transactions contemplated by the Memorandum of Understanding, dated as of the date hereof (the “Exxon MOU”), by and among Exxon, the Borrower and Global Clean Energy Holdings, Inc. (“GCEH”) are reasonably expected to close and fund consistent with the terms set forth in the Exxon MOU on or before January 31, 2022 (such date as extended if applicable, the “Scheduled Forbearance Termination Date”), unless extended by the Administrative Agent and the Lenders in their sole and absolute discretion by notice to the Borrower;

(ii)         the failure of any Loan Party to timely and fully comply in all respects with any of the terms and conditions of this Agreement, including the conditions set forth in Section 4 below; and

(iii)        the occurrence of any Default or Event of Default under the Amended Credit Agreement or any of the other Financing Documents or any default, breach or event of default under any of the Financing Documents, other than the Forbearance Matters or as provided in Section 1(a) above.

(c)          This Agreement is limited in effect and shall apply only as a forbearance as expressly set forth in this Agreement and, subject to Section 2, shall not constitute a consent, waiver, modification, approval or amendment of any provision of the Amended Credit Agreement or any other Financing Document. The execution of this Agreement and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Forbearance Matter or any other Default or Event of Default, or a waiver of any other breach, default or event of default under any Financing Document, whether or not known to the Administrative Agent or any Lender and whether or not existing on the date of this Agreement.  The Administrative Agent and the Lenders have not waived the Forbearance Matters nor any other Defaults or Events of Default, or any other breach, default or event of default under any Financing Document, whether or not known to the Administrative Agent or any Lender and whether or not existing on the date of this Agreement, and the Administrative Agent and each Lender reserve the right to exercise any or all of their rights and remedies upon the termination of the Forbearance Period.

(d)          Upon the occurrence of a Termination Event, the agreement of the Administrative Agent to forbear from exercising their respective default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which Borrower and the other Loan Parties each waives.  Borrower and the other Loan Parties each agrees that any or all of the Administrative Agent and the Lenders may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Amended Credit Agreement, any other Financing Document and/or applicable law, including, without limitation, their respective rights and remedies with respect to the Forbearance Matters.  Without limiting the generality of the foregoing, upon the occurrence of a Termination Event, the Administrative Agent or the Lenders may, in their sole discretion and without the requirement of any demand, presentment, protest, or notice of any kind, (i) suspend or terminate any commitment to provide Loans or other extensions of credit under any or all of the Amended Credit Agreement and other Financing Documents, (ii) following such Termination Event, charge interest on any or all of the Obligations at the Post-Default Rate, (iii) commence any legal or other action to collect any or all of the Obligations from Borrower, any other Loan Party and/or any Collateral, (iv) foreclose or otherwise realize on any or all of the Collateral, and/or appropriate, setoff or apply to the payment of any or all of the Obligations, any or all of the Collateral, and (v) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Amended Credit Agreement, any other Financing Documents and/or applicable law, all of which rights and remedies are fully reserved by the Administrative Agent.

(e)          Any agreement by the Administrative Agent to extend the Forbearance Period, if any, must be set forth in writing and signed by a duly authorized signatory of the Administrative Agent.

(f)          Borrower and the other Loan Parties each acknowledge that the Administrative Agent has not made any assurances concerning (i) any possibility of an extension of the Forbearance Period, (ii) the manner in which or whether the Forbearance Matters may be resolved or (iii) any additional forbearance, waiver, restructuring or other accommodations.

(g)          The parties hereto agree that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that the Administrative Agent or any Lender may be entitled to take or bring in order to enforce its rights and remedies against Borrower or any other Loan Party are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(h)          Borrower and the other Loan Parties acknowledge and agree that any Loan or other financial accommodation that any Tranche A Lender, Tranche B Lender or Bridge Lender makes on or after the Sixth Amendment Effective Date has been made by such party in reliance upon, and is consideration for, among other things, the covenants, agreements, representations and warranties of Borrower and the other Loan Parties hereunder.

2.          Conditional Waiver.

(a)          Subject to the satisfaction of the following conditions precedent on or before January 31, 2022, the Signatory Lenders, who constitute all of the Lenders under the Credit Agreement, and the Administrative Agent (acting on the instructions of the Signatory Lenders) hereby agree as follows: the Signatory Lenders hereby permanently waive each Forbearance Matter effective on January 31, 2022, it being acknowledged and agreed that the Signatory Lenders shall retain any and all claims of fraud or intentional misconduct of the Loan Parties or one or more of their parent companies based on facts and information that are not known to the Signatory Lenders or the Administrative Agent as of the date hereof:

(i)          Exxon and GCEH have executed definitive documentation on terms consistent with the Exxon MOU;

(ii)         Exxon has made an equity contribution to GCEH in accordance with such definitive documents;

(iii)        GCEH has made a cash equity contribution to Borrower and an amount not less than $115,000,000 (which amounts shall be used, in part, to repay any outstanding Bridge Loans) has been deposited by GCEH into the Construction Account;

(iv)        each Lender (or its designated Affiliate) has received all GCEH Warrants under and in accordance with the Sixth Amendment; and

(v)         each Lender (or its designated Affiliate) shall have been provided the opportunity to acquire the Series C Preferred Shares (as defined in the Exxon MOU) and GCEH Warrants, in an amount of up to $20,000,000 (for aggregate gross offering proceeds to GCE (as defined in the Exxon MOU) of $145,000,000).

To the extent the foregoing conditions are not satisfied on or prior to January 31, 2022, the foregoing shall not waive any Forbearance Matter.

(b)          The waiver contained in the foregoing clause (a) is a limited waiver and (i) shall be limited precisely as written, (ii) shall only be relied upon and used for the specific purposes set forth herein, (iii) shall not constitute or be deemed to constitute a waiver or consent to any other Event of Default (other than as expressly noted above) or any other term or condition of the Financing Documents and (iv) shall not constitute a custom or course of dealing among the parties hereto.  Notwithstanding any provision contained herein, nothing contained herein shall limit any rights or remedies under the Financing Documents or applicable law based on any breaches, failures, defaults or Events of Default (as defined in each applicable Financing Document) thereunder that has not been waived pursuant to the terms of this Agreement (other than as expressly noted above).

3.          Representations and Warranties.  Each Loan Party hereby represents and warrants to the other parties hereto that:

(a)        Each Loan Party has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Agreement, and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of this Agreement.  This Agreement has been duly executed and delivered by the Loan Parties, is in full force and effect and constitutes a legal, valid and binding obligation of the Loan Parties, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b)          The execution, delivery and performance by each Loan Party of this Agreement does not and will not (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which such Loan Party is a party or by which it is bound or to which such Loan Party’s property or assets are subject (other than any Material Project Document to which such Loan Party is a party), except where such contravention or breach could not reasonably be expected to be material and adverse to the Loan Parties or Lenders, (iii) conflict with or result in a breach of, or constitute a default under, any Material Project Document to which such Loan Party is a party, (iv) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law, except where such contravention or breach could not reasonably be expected to have a Material Adverse Effect, or (v) with respect to each Loan Party, result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of such Loan Party’s property or the Collateral.

(c)          After giving effect to the waivers set forth in this Agreement and the amendments set forth in the Sixth Amendment, no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated in this Agreement.

(d)          After giving effect to the waivers set forth in this Agreement and the amendments set forth in the Sixth Amendment, the representations and warranties of each of the Loan Parties set forth in Article III of the Credit Agreement and in each other Financing Document are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Sixth Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

4.          Effectiveness; Conditions Precedent.  This Agreement shall become effective on the first date on which each of the following conditions have been satisfied or waived:

(a)          This Agreement shall have been executed by the Administrative Agent, the Loan Parties and the Signatory Lenders and the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto; and

(b)          The Sixth Amendment Effective Date shall have occurred.

5.          Miscellaneous.

(a)          No Other Modification.  Except as expressly modified by this Agreement and the Sixth Amendment, the Credit Agreement and the other Financing Documents are and shall remain unchanged and in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or any of the other parties, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement which are not by the terms of this Agreement being amended, or alter, modify or amend or in any way affect any of the other Financing Documents.

(b)          Successor and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

(c)       Incorporation by Reference.  Sections 10.07 (Severability), 10.11 (Headings), 10.09 (Governing Law; Jurisdiction; Etc.) and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(d)          Financing Document.  This Agreement shall be deemed to be a Financing Document.

(e)          Counterparts; Integration.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement, the Credit Agreement and the other Financing Documents to which a Loan Party is party constitute the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page to this Agreement by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)          Electronic Signatures.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the parties hereto, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(g)          Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized signatories as of the day and year first above written.

BKRF OCB, LLC,
as the Borrower

By:	/s/ Richard Palmer
Name:	Richard Palmer
Title:	President

BKRF OCP, LLC,
as Holdings

By:	/s/ Richard Palmer
Name:	Richard Palmer
Title:	President

BAKERSFIELD RENEWABLE FUELS, LLC,
as Project Company

By:	/s/ Richard Palmer
Name:	Richard Palmer
Title:	President

[Signature Page to Forbearance Agreement]

ORION ENERGY PARTNERS TP AGENT, LLC,
as Administrative Agent

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Forbearance Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND II, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Forbearance Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Forbearance Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Forbearance Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Forbearance Agreement]

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY, as Lender
RELIASTAR LIFE INSURANCE COMPANY,
as a Lender

By: Voya Investment Management LLC, as Agent

By:	/s/ Thomas Emmons
Name:	Thomas Emmons
Title:	Senior Vice President

[Signature Page to Forbearance Agreement]

LIF AIV 1, L.P.,
as a Lender

By: GCM Investments GP, LLC, its General Partner

By:	/s/ Girish S. Kashyap
Name:	Girish S. Kashyap
Title:	Authorized Signatory

[Signature Page to Forbearance Agreement]